BlackRock Funds II (the "Registrant")
BlackRock LifePath(r) Smart Beta 2060 Fund

77Q1(a):

Copies of any material amendments to the Registrant's charter or by-laws

Attached please find as an exhibit to sub-item 77Q1(a) of Form N-SAR, a copy of the Registrant's
Amended and Restated Certificate of Classification of
Shares dated May 30, 2017 and filed with the Secretary of the Commonwealth of Massachusetts and the Clerk of the City of Boston.

Exhibit 77Q1(a)
BLACKROCK FUNDS II
(A Massachusetts Business Trust)

AMENDED AND RESTATED CERTIFICATE OF CLASSIFICATION OF
SHARES

  The undersigned, Secretary of BlackRock Funds II
(the "Fund"), does hereby certify to the following:

  That, at a meeting of the Board of Trustees of the Fund on September 14-15, 2010, the
Trustees of the Fund by resolution approved, with respect to the class of the Fund with the alphabetical designation KK and the supplementary designation BlackRock Floating Rate Income
Portfolio, a new class of shares with the same alphabetical designation, KK-10, representing shares with the supplementary designation of Investor C1
Shares, effective as of such date;

  That, at a meeting of the Board of Trustees of the Fund on September 14-15, 2010, the
Trustees of the Fund by resolution approved (a) a change in supplementary designation of the class with the alphabetical designation II from BlackRock
Income Builder Portfolio to BlackRock Global
Dividend Income Portfolio, effective as of November 1,
2010 and (b) the termination as a class of the Fund of the class with the designation W and the supplementary designation BlackRock
Prepared Portfolio 2010, effective December 10, 2010;

  That, at a meeting of the Board of Trustees of the Fund on February 8-9, 2011, the Trustees of the Fund by resolution approved, (a) with respect to the class of the Fund with the alphabetical designation B and the supplementary designation
BlackRock Low Duration Bond Portfolio, two new classes of shares with the same alphabetical designation, (1) B-14, representing shares with the supplementary designation of Investor B3 Shares, and
(2) B-15 representing shares with the
supplementary designation Investor C3 Shares, effective as of such date; (b) with respect to the class of the Fund with the alphabetical designation C and the supplementary designation BlackRock
Intermediate Government Portfolio, three new classes of shares with the same alphabetical designation, (1) C-6 representing shares with the supplementary designation BlackRock Shares, C-
8, representing shares with the supplementary designation of Investor B1 Shares, and C-10 representing shares with the supplementary designation
Investor C1 Shares, effective as of such date; and (c) the termination as classes of the Fund of the classes (i) with the designation and the supplementary designation BlackRock Ohio Municipal
Bond Portfolio and (ii) with the alphabetical designation P and the supplementary designation
BlackRock Kentucky Municipal Bond Portfolio, effective July 14, 2011;

  That at a meeting of the Board of Trustees of the Fund on March 18, 2011, the Trustees of the Fund approved a number of reorganizations that would result in the liquidation of a number of Portfolios, and certain Portfolio name changes, in each case to take effect upon the consummation of the reorganizations. In connection with such reorganizations, effective as of July 18, 2011, the classes (a) with the alphabetical designation G and the supplementary designation BlackRock
Government Income Portfolio, (b) with the alphabetical designation D and the supplementary designation BlackRock Bond Portfolio, (c) with the alphabetical designation J and the supplementary designation BlackRock Managed Income
Portfolio and (d) with the alphabetical
designation M and the supplementary designation
BlackRock AMT-Free Municipal Bond Portfolio are terminated as classes of the Fund, and the class with the alphabetical designation E and the supplementary designation BlackRock Total Return
Portfolio II is changed to BlackRock Core
Bond Portfolio, and the class with the alphabetical designation C and the supplementary designation
BlackRock Intermediate Government Bond Portfolio is changed to BlackRock U. S. Government
Portfolio;

  That, at a meeting of the Board of Trustees of the Fund on September 13-14, 2010, the
Trustees of the Fund by resolution approved a change in supplementary designation of the class with the alphabetical designation HH from BlackRock
Income Portfolio to BlackRock Income
Builder Portfolio, effective as of November 28, 2011, and the Board of Trustees of the Fund, by unanimous written consent on December 7, 2011, further changed the supplementary designation to
BlackRock Multi-Asset Income Portfolio effective
December 15, 2011;

  That, at a meeting of the Board of Trustees of the Fund on April 10, 2012, the Trustees of the Fund by resolution approved a change in the supplementary designation of the class with the alphabetical designation JJ from BlackRock Multi-
Sector Bond Portfolio to BlackRock Secured
Credit Portfolio, effective as of July 3, 2012;

  That, at a meeting of the Board of Trustees of the Fund on July 31, 2012, the Trustees of the
Fund by resolution approved a change in the supplementary designation of the class with the alphabetical designation FF from BlackRock Emerging
Market Debt Portfolio to BlackRock
Emerging Market Local Debt Portfolio, effective as of
September 3, 2012;

  That, at a meeting of the Board of Trustees of the Fund on September 11-12, 2012, the
Trustees of the Fund by resolution approved a change in the supplementary designation of the class with the alphabetical designation X from BlackRock
Prepared Portfolio 2015 to LifePath(r) Active
2015 Portfolio, a change in the supplementary designation of the class with the alphabetical designation Y from BlackRock Prepared Portfolio 2020 to LifePath(r) Active 2020 Portfolio, a change in the supplementary designation of the class with the alphabetical designation Z from BlackRock Prepared Portfolio 2025 to LifePath(r)
Active 2025 Portfolio, a change in the
supplementary designation of the class with the alphabetical designation AA from BlackRock
Prepared Portfolio 2030 to LifePath(r) Active 2030
Portfolio, a change in the supplementary designation of the class with the alphabetical designation BB from BlackRock Prepared Portfolio
2035 to LifePath(r) Active 2035 Portfolio, a change in the supplementary designation of the class with the alphabetical designation CC from BlackRock
Prepared Portfolio 2040 to LifePath(r) Active
2040 Portfolio, a change in the supplementary designation of the class with the alphabetical designation DD from BlackRock Prepared Portfolio 2045 to LifePath(r) Active 2045 Portfolio, and a change in the supplementary designation of the class with the alphabetical designation EE from BlackRock Prepared Portfolio 2050 to LifePath(r)
Active 2050 Portfolio, each change effective as of November 27, 2012;

        That, at a meeting of the Board of Trustees of the Fund on September 11-12, 2012, the
Trustees of the Fund by resolution approved, with respect to the classes of the Fund with the alphabetical designation X, Y, Z, AA, BB, CC, DD and
EE, and the supplementary designation
LifePath(r) Active 2015 Portfolio, LifePath(r) Active
2020 Portfolio, LifePath(r) Active 2025 Portfolio,
LifePath(r) Active 2030 Portfolio, LifePath(r) Active
2035 Portfolio, LifePath(r) Active 2040 Portfolio,
LifePath(r) Active 2045 Portfolio and LifePath(r)
Active 2050 Portfolio, respectively, a new class of shares with the same alphabetical designation, X-16, Y-16, Z-16, AA-16, BB-16, CC-16, DD-16 and EE-16, respectively, representing shares with the supplementary designation of Class K Shares, effective as of November 27, 2012;

        That at a meeting of the Board Trustees of the Fund on November 13, 2012, the Trustees of the Fund by resolution approved the establishment and designation of a new class with the alphabetical designation of LL and a supplementary designation of LifePath(r) Active 2055 Portfolio as a class of the Fund, and that such shares be further classified into four separate classes of shares with the same alphabetical designation, LL-2, LL-3, LL-12 and LL-16, representing shares with the supplementary designation of Investor A,
Institutional, Class R and Class K Shares, respectively, effective as of such date;

  That, at a meeting of the Board of Trustees of the Fund on May 15, 2013, the Trustees of the
Fund by resolution approved a change in the supplementary designation of the class with the alphabetical designation R from BlackRock Long
Duration Bond Portfolio to BlackRock
Investment Grade Bond Portfolio, effective as of July
29, 2013;

  That, at a meeting of the Board of Trustees of the Fund on July 30, 2013, the Trustees of the
Fund by resolution approved a change in the supplementary designation of the class with the alphabetical designation II from BlackRock Global
Dividend Income Portfolio to BlackRock Global
Dividend Portfolio, effective as of September 23,
2013;

  That, at a meeting of the Board of Trustees of the Fund on November 12, 2013, the Trustees of the Fund by resolution approved a change in the supplementary designation of the class with the alphabetical designation FF from BlackRock Emerging
Market Local Debt Portfolio to BlackRock
Emerging Markets Flexible Dynamic Bond Portfolio, effective as of January 2, 2014;

  That, at a meeting of the Board of Trustees of the Fund on February 11, 2014, the Trustees of the Fund by resolution approved the termination as a class of the Fund of the class with the designation K and the supplementary designation
BlackRock International Bond Portfolio, effective
April 14, 2014;

  That, at a meeting of the Board of Trustees of the Fund on July 30, 2014, the Trustees of the
Fund by resolution approved the establishment and designation of a new class with the alphabetical designation of MM and a supplementary designation of BlackRock Multi-Asset High Income
Portfolio, or such name as the officers of the Fund may determine from time to time upon advice of counsel, as a class of the Fund, and that such shares be further classified into three separate classes of shares with the same alphabetical designation, MM-
2, MM-3 and MM-5, representing shares
with the supplementary designation of Investor A, Institutional and Investor C Shares, respectively.
On or about August 1, 2014, the officers of the Fund, with advice of counsel, changed the supplementary designation of the class with the alphabetical designation of MM from BlackRock
Multi-Asset High Income Portfolio to BlackRock High
Income Opportunities Portfolio.  On or
about August 22, 2014, the officers of the Fund, with advice of counsel, changed the supplementary designation of the class with the alphabetical designation of MM from BlackRock High Income
Opportunities Portfolio to BlackRock Dynamic High
Income Portfolio;

        That, at a meeting of the Board of Trustees of the Fund on September 10, 2014, the Trustees of the Fund by resolution approved a change in the supplementary designation of the class with the alphabetical designation X from BlackRock LifePath(r)
Active 2015 Portfolio to BlackRock
LifePath(r) Active Retirement Portfolio, effective as of the date on which the amendment to the Fund's Registration Statement filed with the Securities and Exchange Commission (the "SEC") pursuant to Rule 485(a) under the Securities Act of 1933, incorporating this name change, becomes effective;

        That, at a meeting of the Board of Trustees of the Fund on February 10, 2015, the Trustees of the Fund by resolution approved a change in the supplementary designation of the classes with the alphabetical designations X, Y, Z, AA, BB, CC, DD,
EE and LL from LifePath(r) Active
Retirement Portfolio, LifePath(r) Active 2020
Portfolio, LifePath(r) Active 2025 Portfolio,
LifePath(r)
Active 2030 Portfolio, LifePath(r) Active 2035
Portfolio, LifePath(r) Active 2040 Portfolio,
LifePath(r)
Active 2045 Portfolio, LifePath(r) Active 2050
Portfolio, and LifePath(r) Active 2055 Portfolio, to
BlackRock LifePath(r) Active Retirement Fund,
BlackRock LifePath(r) Active 2020 Fund, BlackRock
LifePath(r) Active 2025 Fund, BlackRock LifePath(r)
Active 2030 Fund, BlackRock LifePath(r) Active
2035 Fund, BlackRock LifePath(r) Active 2040 Fund,
BlackRock LifePath(r) Active 2045 Fund,
BlackRock LifePath(r) Active 2050 Fund, and BlackRock
LifePath(r) Active 2055 Fund, respectively, effective as of March 31, 2015;

        That, at a telephonic meeting of the Board of Trustees of the Fund on March 25, 2015, the
Trustees of the Fund by resolution approved a change in the supplementary designation of the classes with the alphabetical designations S, T, U and V from BlackRock Conservative Prepared
Portfolio, BlackRock Moderate Prepared Portfolio,
BlackRock Growth Prepared Portfolio and
BlackRock Aggressive Growth Prepared Portfolio, to
BlackRock 20/80 Target Allocation Fund,
BlackRock 40/60 Target Allocation Fund, BlackRock
60/40 Target Allocation Fund and BlackRock
80/20 Target Allocation Fund, respectively, effective as of the date on which the amendment to the Fund's Registration Statement filed with the SEC pursuant to Rule 485(a) under the Securities Act of 1933, incorporating the name changes, becomes effective;

        That, at a meeting of the Board of Trustees of the Fund on May 13, 2015, the Trustees of the Fund by resolution approved, with respect to the classes of the Fund with the alphabetical designations B, C, E, H, I, L, R and FF, and the supplementary designations BlackRock Low
Duration Bond Portfolio, BlackRock U.S. Government
Bond Portfolio, BlackRock Core Bond
Portfolio, BlackRock Inflation Protected Bond
Portfolio, BlackRock GNMA Portfolio, BlackRock
High Yield Bond Portfolio, BlackRock Investment Grade
Bond Portfolio and BlackRock Emerging
Markets Flexible Dynamic Bond Portfolio, respectively, the re-designation of the classes of shares with the alphabetical designations B-6, C-6, E-6, H-6, I-6, L-6, R-6 and FF-6, representing shares with the supplementary designation of BlackRock
Shares, as B-16, C-16, E-16, H-16, I-16, L-16, R-
16 and FF-16, respectively, representing shares with the supplementary designation of Class K
Shares, effective as of September 1, 2015;

        That, at a meeting of the Board of Trustees of the Fund on November 10, 2015, the Trustees of the Fund by resolution approved, with respect to the classes of the Fund with the alphabetical designations S, T, U, V, GG, KK and MM, and the supplementary designations BlackRock 20/80
Target Allocation Fund, BlackRock 40/60 Target
Allocation Fund, BlackRock 60/40 Target
Allocation Fund, BlackRock 80/20 Target Allocation
Fund, BlackRock Strategic Income
Opportunities Portfolio, BlackRock Floating Rate
Income Portfolio and BlackRock Dynamic High
Income Portfolio, respectively, a new class of shares with the same alphabetical designation, S-16, T-16, U-16, V-16, GG-16, KK-16 and MM-16, respectively, representing shares with the supplementary designation of Class K Shares, effective as of such date;

        That, at a meeting of the Board of Trustees of the Fund on April 12, 2016, the Trustees of the Fund by resolution approved, with respect to the classes of the Fund with the alphabetical designations II, JJ and HH, and the supplementary designations BlackRock Global Dividend
Portfolio, BlackRock Credit Strategies Income Fund and
BlackRock Multi-Asset Income Portfolio,
respectively, new classes of shares with the same alphabetical designations, II-16, JJ-16 and HH-16, respectively, representing shares with the supplementary designation of Class K Shares, effective as of such date;

        That, at a meeting of the Board of Trustees of the Fund on April 12, 2016, the Trustees of the Fund by resolution approved a change in the supplementary designation of the class with the alphabetical designation JJ from BlackRock Secured
Credit Portfolio to BlackRock Credit
Strategies Income Fund, effective as of the date on which the amendment to the Fund's Registration
Statement filed with the SEC pursuant to Rule 485(a) under the Securities Act of 1933, incorporating the name change, becomes effective;

        That, at a meeting of the Board of Trustees of the Fund on July 29, 2016, the Trustees of the Fund by resolution approved, with respect to the class of the Fund with the alphabetical designation
R, and the supplementary designation BlackRock
Investment Grade Bond Portfolio, a new class of shares with the same alphabetical designation, R-5, representing shares with the supplementary designation of Investor C Shares, effective as of such date;

        That, at a meeting of the Board of Trustees of the Fund on July 29, 2016, the Trustees of the Fund by resolution approved a change in the supplementary designation of the class with the alphabetical designation R from BlackRock Investment
Grade Bond Portfolio to BlackRock
Managed Income Fund, effective as of the date on which the amendment to the Fund's Registration
Statement filed with the SEC pursuant to Rule 485(a) under the Securities Act of 1933, incorporating the name change, becomes effective;

        That, at a meeting of the Board of Trustees of the Fund on July 29, 2016, the Trustees of the Fund by resolution approved a change in the supplementary designation of the classes with the alphabetical designations X, Y, Z, AA, BB, CC, DD, EE and LL from BlackRock LifePath(r) Active
Retirement Fund, BlackRock LifePath(r) Active 2020
Fund, BlackRock LifePath(r) Active 2025
Fund, BlackRock LifePath(r) Active 2030 Fund,
BlackRock LifePath(r) Active 2035 Fund,
BlackRock LifePath(r) Active 2040 Fund, BlackRock
LifePath(r) Active 2045 Fund, BlackRock
LifePath(r) Active 2050 Fund, and BlackRock
LifePath(r) Active 2055 Fund to BlackRock LifePath(r)
Smart Beta Retirement Fund, BlackRock LifePath(r)
Smart Beta 2020 Fund, BlackRock LifePath(r)
Smart Beta 2025 Fund, BlackRock LifePath(r) Smart Beta
2030 Fund, BlackRock LifePath(r) Smart
Beta 2035 Fund, BlackRock LifePath(r) Smart Beta 2040
Fund, BlackRock LifePath(r) Smart Beta
2045 Fund, BlackRock LifePath(r) Smart Beta 2050 Fund, and BlackRock LifePath(r) Smart Beta
2055 Fund, respectively, effective as of the date on which the amendment to the Fund's Registration
Statement filed with the SEC pursuant to Rule 485(a) under the Securities Act of 1933, incorporating the name changes, becomes effective;

        That, at a meeting of the Board of Trustees of the Fund on December 14, 2016, the Trustees of the Fund by resolution approved, with respect to the classes of the Fund with the alphabetical designations B, L, GG and HH, and the supplementary designation BlackRock Low Duration Bond
Portfolio, BlackRock High Yield Bond Portfolio,
BlackRock Strategic Income Opportunities
Portfolio and BlackRock Multi-Asset Income Portfolio, respectively, new classes of shares with the same alphabetical designations, B-17, L-17, GG-17 and HH-17, representing shares with the supplementary designation of Class T Shares, effective as of such date;

        That, at a meeting of the Board of Trustees of the Fund on February 15, 2017, the Trustees of the Fund by resolution approved the establishment and designation of a new class with the alphabetical designation of NN and a supplementary designation of BlackRock LifePath(r) Smart
Beta 2060 Fund, or such name as the officers of the Fund may determine from time to time upon advice of counsel, as a class of the Fund, and that such shares be further classified into four separate classes of shares with the same alphabetical designation, NN-2, NN-3, NN-12 and NN-16, representing shares with the supplementary designation of Investor A, Institutional, Class R and
Class K Shares, respectively, effective as of such date; and further

        That, at a meeting of the Board of Trustees of the Fund on April 6, 2017, the Trustees of the Fund by resolution approved the establishment and designation of new classes with the alphabetical designations of OO and PP and supplementary designations of BlackRock Emerging Markets Bond
Fund and BlackRock Emerging Markets Local Currency
Bond Fund, respectively, or such names as the officers of the Fund may determine from time to time upon advice of counsel, as classes of the Fund, and that such shares of each class be further classified into two separate classes of shares with the same alphabetical designations, OO-3 and OO-16 and PP-3 and PP-16, respectively, representing shares of each class with the supplementary designation of Institutional and Class K
Shares, respectively, effective as of such date.

The undersigned, Secretary of the Fund, does hereby further certify that following the actions referenced above, the following classes of shares of beneficial interests in the Fund have heretofore been established and designated by the Trustees of the Fund in accordance with Article V of the Fund's Declaration of Trust, that such classes remain in effect as of the date hereof, that the Fund is authorized to issue an unlimited number of shares of beneficial interest of each such class and that the classes have the relative rights and preferences set forth below:


INFORMATION IN THE FOLLOWING ORDER:

Alphabetical Designation of Class

Supplementary Designation

Alphabetical Designation of Classes of Shares with the Same Alphabetical Designation (Classes in the Class Group)

Supplementary Designation of Classes of
Shares with the Same Alphabetical Designation
(Classes in the Class Group)



B
BlackRock Low Duration Bond
Portfolio
B-2
Investor A


B-7
Investor A1


B-4
Investor B


B-8
Investor B1


B-9
Investor B2


B-14
Investor B3


B-5
Investor C


B-10
Investor C1


B-11
Investor C2


B-15
Investor C3


B-3
Institutional
Shares


B-1
Service Shares


B-12
R Shares


B-16
K Shares


B-17
T Shares

C
BlackRock U.S. Government
Bond Portfolio
C-2
Investor A


C-4
Investor B


C-8
Investor B1


C-5
Investor C


C-10
Investor C1


C-3
Institutional
Shares


C-1
Service Shares


C-12
R Shares


C-16
K Shares

E
BlackRock Core Bond Portfolio
E-2
Investor A


E-4
Investor B


E-5
Investor C


E-3
Institutional
Shares


E-12
R Shares


E-1
Service Shares


E-16
K Shares

H
BlackRock Inflation Protected
Bond Portfolio
H-2
Investor A


H-4
Investor B


H-5
Investor C


H-3
Institutional
Shares


H-1
Service Shares


H-12
R Shares


H-16
K Shares

I
BlackRock GNMA Portfolio
I-2
Investor A


I-4
Investor B


I-5
Investor C


I-3
Institutional
Shares


I-1
Service Shares


I-12
R Shares


I-16
K Shares

L
BlackRock High Yield Bond
Portfolio
L-2
Investor A


L-4
Investor B


L-8
Investor B1


L-5
Investor C


L-10
Investor C1


L-3
Institutional
Shares


L-12
R Shares


L-1
Service Shares


L-16
K Shares


L-17
T Shares

R
BlackRock Managed Income
Fund
R-2
Investor A


R-5
Investor C


R-3
Institutional
Shares


R-12
R Shares


R-16
K Shares

S
BlackRock 20/80 Target
Allocation Fund
S-2
Investor A


S-5
Investor C


S-3
Institutional
Shares


S-12
R Shares


S-16
K Shares

T
BlackRock 40/60 Target
Allocation Fund
T-2
Investor A


T-5
Investor C


T-3
Institutional
Shares


T-12
R Shares


T-16
K Shares

U
BlackRock 60/40 Target
Allocation Fund
U-2
Investor A


U-5
Investor C


U-3
Institutional
Shares


U-12
R Shares


U-16
K Shares

V
BlackRock 80/20 Target
Allocation Fund
V-2
Investor A


V-5
Investor C


V-3
Institutional
Shares


V-12
R Shares


V-16
K Shares

X
BlackRock LifePath(r) Smart Beta
Retirement Fund
X-2
Investor A


X-3
Institutional
Shares


X-12
R Shares


X-16
K Shares

Y
BlackRock LifePath(r) Smart Beta
2020 Fund
Y-2
Investor A


Y-3
Institutional
Shares


Y-12
R Shares


Y-16
K Shares

Z
BlackRock LifePath(r) Smart Beta
2025 Fund
Z-2
Investor A


Z-3
Institutional
Shares


Z-12
R Shares


Z-16
K Shares

AA
BlackRock LifePath(r) Smart Beta
2030 Fund
AA-2
Investor A


AA-3
Institutional
Shares


AA-12
R Shares


AA-16
K Shares

BB
BlackRock LifePath(r) Smart Beta
2035 Fund
BB-2
Investor A


BB-3
Institutional
Shares


BB-12
R Shares


BB-16
K Shares

CC
BlackRock LifePath(r) Smart Beta
2040 Fund
CC-2
Investor A


CC-3
Institutional
Shares


CC-12
R Shares


CC-16
K Shares

DD
BlackRock LifePath(r) Smart Beta
2045 Fund
DD-2
Investor A


DD-3
Institutional
Shares


DD-12
R Shares


DD-16
K Shares

EE
BlackRock LifePath(r) Smart Beta
2050 Fund
EE-2
Investor A


EE-3
Institutional
Shares


EE-12
R Shares


EE-16
K Shares

FF
BlackRock Emerging Markets
Flexible Dynamic Bond Portfolio
FF-2
Investor A


FF-5
Investor C


FF-3
Institutional
Shares


FF-16
K Shares

GG
BlackRock Strategic Income
Opportunities Portfolio
GG-2
Investor A


GG-5
Investor C


GG-3
Institutional
Shares


GG-16
K Shares


GG-17
T Shares

HH
BlackRock Multi-Asset Income
Portfolio
HH-2
Investor A


HH-5
Investor C


HH-3
Institutional
Shares


HH-16
K Shares


HH-17
T Shares

II
BlackRock Global Dividend
Portfolio
II-2
Investor A


II-5
Investor C


II-3
Institutional
Shares


II-16
K Shares

JJ
BlackRock Credit Strategies
Income Fund
JJ-2
Investor A


JJ-5
Investor C


JJ-3
Institutional
Shares


JJ-16
K Shares

KK
BlackRock Floating Rate Income
Portfolio
KK-2
Investor A


KK-5
Investor C


KK-3
Institutional
Shares


KK-10
Investor C1


KK-16
K Shares

LL
BlackRock LifePath(r) Smart Beta
2055 Fund
LL-2
Investor A


LL-3
Institutional
Shares


LL-12
R Shares


LL-16
K Shares

MM
BlackRock Dynamic High Income
Portfolio
MM-2
Investor A


MM-5
Investor C


MM-3
Institutional
Shares


MM-16
K Shares

NN
BlackRock LifePath(r) Smart Beta
2060 Fund
NN-2
Investor A


NN-3
Institutional
Shares


NN-12
R Shares


NN-16
K Shares

OO
BlackRock Emerging Markets
Bond Fund
OO-3
Institutional
Shares


OO-16
K Shares

PP
BlackRock Emerging Markets
Local Currency Bond Fund
PP-3
Institutional
Shares


PP-16
K Shares

  (1) All consideration received by the Fund for the issue or sale of all Service Shares, Investor A Shares, Institutional Shares, Investor B
Shares, Investor C Shares, Investor A1 Shares,
Investor B1 Shares, Investor B2 Shares, Investor B3
Shares, Investor C1 Shares, Investor C2
Shares, Investor C3 Shares, Class R Shares, Class K
Shares and Class T Shares with the same
alphabetical designation, irrespective of series designation (collectively, a "Class Group"), shall be invested and reinvested with the consideration received by the Fund for the issue and sale of all other shares of that Class Group, together with all income, earnings, profits and proceeds thereof, including: (i) any proceeds derived from the sale, exchange or liquidation thereof, (ii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and
(iii) any general assets of the Fund allocated to shares of that Class Group by the Board of Trustees in accordance with the Fund's Declaration of Trust;
and each class included in each Class Group shall share on the basis of relative net asset values
(or on such other basis established by the Trustees or officers of the Fund) with such other classes of shares in such Class Group in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

  (2) In determining the income attributable to each share of each particular class included in each Class Group: any general expenses and liabilities of the Fund allocated by the Board of Trustees to all Class Groups shall be allocated among all Class Groups on the basis of relative net asset values (or on such other basis established by the Trustees or officers of the Fund), and any expenses and liabilities of the Fund allocated by the Board of Trustees to a particular Class Group shall be allocated among the classes included in such Class Group on the basis of relative net asset values (or on such other basis established by the Trustees or officers of the Fund), except that to the extent permitted by rule or order of the SEC;

  (3)  Only shares of Class B-1, Class C-1, Class E-1,
Class H-1, Class I-1 and Class L-1
shall bear all: (1) expenses and liabilities relating to Service Shares payable under the Fund's
Distribution and Service Plan; and (2) other expenses and liabilities directly attributable to such shares which the Board of Trustees determines should be borne solely by such shares;

  (4)  Only shares of Class B-2, Class C-2, Class E-2,
Class H-2, Class I-2, Class L-2,
Class R-2, Class S-2, Class T-2, Class U-2, Class V-2,
, Class X-2, Class Y-2, Class Z-2, Class AA-
2, Class BB-2, Class CC-2, Class DD-2, Class EE-2,
Class FF-2, Class GG-2, Class HH-2, Class II-
2, Class JJ-2, Class KK-2, Class LL-2, Class MM-2 and
Class NN-2 shall bear all: (1) expenses and liabilities relating to Investor A Shares payable under the Fund's Distribution and Service Plan;
and (2) expenses and liabilities directly attributable to such shares which the Board of Trustees determines should be borne solely by such shares;

  (5)  Only shares of Class B-3, Class C-3, Class E-3,
Class H-3, Class I-3, Class L-3,
Class R-3, Class S-3, Class T-3, Class U-3, Class V-3,
Class X-3, Class Y-3, Class Z-3, Class AA-
3, Class BB-3, Class CC-3, Class DD-3, Class EE-3,
Class FF-3, Class GG-3, Class HH-3, Class II-
3, Class JJ-3, Class KK-3, Class LL-3, Class MM-
3,Class NN-3, Class OO-3 and Class PP-3 shall bear all: (1) expenses and liabilities relating to Institutional Shares payable under the Fund's
Distribution and Service Plan; and (2) expenses and liabilities directly attributable to such shares which the Board of Trustees determines should be borne solely by such shares;

  (6)  Only shares of Class B-4, Class C-4, Class E-4,
Class H-4, Class I-4 and Class L-4
shall bear all: (1) expenses and liabilities relating to Investor B Shares payable under the Fund's
Distribution and Service Plan; and (2) expenses and liabilities directly attributable to such shares which the Board of Trustees determines should be borne solely by such shares;

  (7)  Only shares of Class B-5, Class C-5, Class E-5,
Class H-5, Class I-5, Class L-5,
Class R-5, Class S-5, Class T-5, Class U-5, Class V-5,
Class FF-5, Class GG-5, Class HH-5, Class
II-5, Class JJ-5, KK-5 and MM-5 shall bear all:  (1)
expenses and liabilities relating to Investor C
Shares payable under the Fund's Distribution and Service Plan; and (2) expenses and liabilities directly attributable to such shares which the Board of Trustees determines should be borne solely by such shares;

  (8)  Only shares of Class B-7 shall bear all:  (1)
expenses and liabilities relating to
Investor A1 Shares payable under the Fund's
Distribution and Service Plan; and (2) expenses and liabilities directly attributable to such shares which the Board of Trustees determines should be borne solely by such shares;

  (9)  Only shares of Class B-8, Class C-8 and Class
L-8 shall bear all:  (1) expenses and
liabilities relating to Investor B1 Shares payable under the Fund's Distribution and Service Plan;
and (2) expenses and liabilities directly attributable to such shares which the Board of Trustees determines should be borne solely by such shares;

  (10)  Only shares of Class B-9 shall bear all:  (1)
expenses and liabilities relating to
Investor B2 Shares payable under the Fund's
Distribution and Service Plan; and (2) expenses and liabilities directly attributable to such shares which the Board of Trustees determines should be borne solely by such shares;

  (11)  Only shares of Class B-10, Class C-10, Class
L-10 and Class KK-10 shall bear all:
(1) expenses and liabilities relating to Investor C1
Shares payable under the Fund's Distribution and Service Plan; and (2) expenses and liabilities directly attributable to such shares which the Board of
Trustees determines should be borne solely by such shares;

  (12)  Only shares of Class B-11 shall bear all:  (1)
expenses and liabilities relating to
Investor C2 Shares payable under the Fund's
Distribution and Service Plan; and (2) expenses and liabilities directly attributable to such shares which the Board of Trustees determines should be borne solely by such shares;

  (13)  Only shares of Class B-12, Class C-12, Class
E-12, Class H-12, Class I-12, Class L-
12, Class R-12, Class S-12, Class T-12, Class U-12,
Class V-12, Class X-12, Class Y-12, Class Z-
12, Class AA-12, Class BB-12, Class CC-12, Class DD-
12, Class EE-12, Class LL-12 and Class
NN-12 shall bear all: (1) expenses and liabilities relating to Class R Shares payable under the Fund's Distribution and Service Plan; and (2) expenses and liabilities directly attributable to such shares which the Board of Trustees determines should be borne solely by such shares;

  (14)  Only shares of Class B-14 shall bear all:  (1)
expenses and liabilities relating to
Investor B3 Shares payable under the Fund's
Distribution and Service Plan; and (2) expenses and liabilities directly attributable to such shares which the Board of Trustees determines should be borne solely by such shares;

  (15)  Only shares of Class B-15 shall bear all:  (1)
expenses and liabilities relating to
Investor C3 Shares payable under the Fund's
Distribution and Service Plan; and (2) expenses and liabilities directly attributable to such shares which the Board of Trustees determines should be borne solely by such shares;

  (16)  Only shares of Class B-16, Class C-16, Class
E-16, Class H-16, Class I-16, Class L-
16, Class R-16, Class S-16, Class T-16, Class U-16,
Class V-16, Class X-16, Class Y-16, Class Z-
16, Class AA-16, Class BB-16, Class CC-16, Class DD-
16, Class EE-16, Class FF-16, Class GG-
16, Class HH-16, Class II-16, Class JJ-16, Class KK-
16, Class LL-16, Class MM-16, Class NN-16,
Class OO-16 and Class PP-16 shall bear all:  (1)
expenses and liabilities relating to Class K Shares payable under the Fund's Distribution and Service
Plan; and (2) expenses and liabilities directly attributable to such shares which the Board of Trustees determines should be borne solely by such shares;

        (17)  Only shares of Class B-17, Class L-17,
Class GG-17 and Class HH-17 shall bear all:
(1) expenses and liabilities relating to Class T
Shares payable under the Fund's Distribution and Service Plan; and (2) expenses and liabilities directly attributable to such shares which the Board of
Trustees determines should be borne solely by such shares;

  (18) Each share of a Class Group shall have all the preferences, conversion and other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption as set forth in the Fund's Declaration of Trust and shall have the same voting powers, provided that: (i) when expressly required by law, or when otherwise permitted by the Board of Trustees acting in its sole discretion, shares shall be voted by individual class and/or series; and (ii) only shares of the respective class, classes and/or series, as the case may be, affected by a matter shall be entitled to vote on such matter, and provided further that without affecting any provisions in the Fund's Declaration of Trust, shares of each class shall be subject to the express right of the Fund to redeem shares of such class at any time if the Trustees determine in their sole discretion and by majority vote that failure to so redeem may have adverse consequences to the holders of the shares of such class, and upon such redemption the holders of the shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price; and

  (19) Each share of each Class Group issued for the purchase price established in its
Prospectus will be validly issued, fully paid and non-assessable.


  WITNESS my hand as of this 30th day of May, 2017


          /s/ Benjamin Archibald
          Benjamin Archibald
          Secretary